                                                                Exhibit 10.29(b)



                                 LEUKOSITE, INC.

                                FOURTH AMENDMENT
                                       TO
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN


     This FOURTH AMENDMENT (this "Amendment") to the Amended and Restated 1993 Stock Option Plan (the "Plan") of LeukoSite, Inc., a Delaware corporation (the "Company"), is being adopted by resolution of the Board of Directors at a meeting held on February 18, 1999 and by resolution of the Stockholders of the Company on May 25, 1999 (the "Effective Date"). Effective from and after the Effective Date, the Plan is hereby amended as follows:

     1. Section 4 of the Plan hereby is amended by replacing the number "2,125,000" in the sixth (6th) line thereof with the number "2,575,000", said amendment being for the purpose of increasing the total number of shares of common stock, $.01 par value per share, that may be subject to options granted under the Plan from 2,125,000 shares to 2,575,000 shares.

     Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

                                 FIFTH AMENDMENT
                                       TO
                   AMENDED AND-RESTATED 1993 STOCK OPTION PLAN


     This FIFTH AMENDMENT (the "Amendment") to the Amended and Restated 1993 Stock Option Plan (the "Plan") of LeukoSite, Inc., a Delaware corporation (the "Company'), is being adopted by resolution of the Board of Directors at a meeting held on December ___, 1999 (the "Effective Date"). Effective from and after the Effective Date, the Plan is hereby amended as follows:

I. Section 16 of the Plan hereby is amended to read in its entirety as follows:

          16. Change of Corporate Control. Upon a Change in Corporate Control, each outstanding Option shall immediately become fully exercisable; PROVIDED, HOWEVER, that any Incentive Option of a Restricted ISO Optionee covering Excess ISO Shares shall become exercisable as to such Excess ISO Shares on January 3, 2000. Any Excess ISO Shares for which an Incentive Option is not immediately exercisable as of a Change of Corporate Control by reason of the above proviso shall become exercisable as and when specified in the proviso regardless of any contrary provision of the relevant Option Agreement (other than the general expiration date of the Option (i.e., based solely on time)), such as a provision that the Option shall not become exercisable as to any additional Shares covered thereby following the date the Optionee ceases to be an employee of the Company or any successor employer.

          For purposes of the preceding and the definitions set forth below:

          (a) "Excess ISO Shares" means the lesser of the following two numbers:
     (i) that number, if any, of a Restricted ISO Optionee's Unvested ISO Shares at the date of the Millennium Transaction (excluding any such Shares which, together with any Unvested ISO Shares at January 1, 1999 which had ceased to be Unvested ISO Shares at the date of the Millennium Transaction, have an aggregate Grant Value not in excess of $100,000); and (ii) that number, if any, of the Restricted ISO Optionee's Unvested ISO Shares at the date of the Millennium Transaction having a aggregate Grant Value just equal to or less than $100,000. Where the number of a Restricted ISO Optionee's Excess ISO Shares is less than the number of his or her Unvested ISO Shares as of the date of the Millennium Transaction, the Unvested ISO Shares at that date which are treated as Excess ISO Shares shall be identified by the Company.

          (b) "Grant Value" means the Fair Market Value of a Share covered by an Incentive Option determined as of the date of grant of such Option.

          (c) "Millennium Transaction" means the Change of Corporate Control resulting from shareholder approval of the acquisition of the Company by Millennium Pharmaceuticals, Inc., but only if occurring not later than December 31, 1999. For the avoidance of doubt, if said Change of Corporate Control has not occurred prior to December 31, 1999, the proviso above shall not apply in any case (barring a further amendment of the Plan).

          (d) "Restricted ISO Optionee" means an Optionee selected by the Company acting in its sole and absolute discretion, who held one or more outstanding Incentive Options as of January 1, 1999 covering Unvested ISO Shares which at that date had an aggregate Grant Value in excess of $100,000.

          (e) "Unvested ISO Share" means a Share covered by an Incentive Option for which such Incentive Option has not become exercisable at the time of reference.

     Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.